EXECUTION VERSION











                               PIPELINE DATA INC.

                          SECURITIES PURCHASE AGREEMENT

                                February 27, 2004





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Table of Contents
                                                                            Page

1.       Agreement to Sell and Purchase........................................1
         ------------------------------

2.       Fees and Warrant......................................................1
         ----------------

3.       Closing, Delivery and Payment.........................................2
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         3.1        Closing....................................................2
                    -------
         3.2        Delivery...................................................2
                    --------

4.       Representations and Warranties of the Company.........................2
         ---------------------------------------------
         4.1        Organization, Good Standing and Qualification..............2
                    ---------------------------------------------
         4.2        Subsidiaries...............................................3
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         4.3        Capitalization; Voting Rights..............................3
                    -----------------------------
         4.4        Authorization; Binding Obligations.........................4
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         4.5        Liabilities................................................4
                    -----------
         4.6        Agreements; Action.........................................4
                    ------------------
         4.7        Obligations to Related Parties.............................5
                    ------------------------------
         4.8        Changes....................................................6
                    -------
         4.9        Title to Properties and Assets; Liens, Etc.................7
                    ------------------------------------------
         4.10       Intellectual Property......................................7
                    ---------------------
         4.11       Compliance with Other Instruments..........................8
                    ---------------------------------
         4.12       Litigation.................................................8
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         4.13       Tax Returns and Payments...................................8
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         4.14       Employees..................................................9
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         4.15       Registration Rights and Voting Rights......................9
                    -------------------------------------
         4.16       Compliance with Laws; Permits..............................9
                    -----------------------------
         4.17       Environmental and Safety Laws.............................10
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         4.18       Valid Offering............................................10
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         4.19       Full Disclosure...........................................10
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         4.20       Insurance.................................................10
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         4.21       SEC Reports...............................................10
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         4.22       Listing...................................................11
                    -------
         4.23       No Integrated Offering....................................11
                    ----------------------
         4.24       Stop Transfer.............................................11
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         4.25       Dilution. ................................................11
                    --------
         4.26       Patriot Act...............................................11
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5.       Representations and Warranties of the Purchaser......................12
         -----------------------------------------------
         5.1        No Shorting...............................................12
                    -----------
         5.2        Requisite Power and Authority.............................12
                    -----------------------------
         5.3        Investment Representations................................12
                    --------------------------
         5.4        Purchaser Bears Economic Risk.............................13
                    -----------------------------
         5.5        Acquisition for Own Account...............................13
                    ---------------------------
         5.6        Purchaser Can Protect Its Interest........................13
                    ----------------------------------
         5.7        Accredited Investor.......................................13
                    -------------------
         5.8        Legends...................................................13
                    -------

6.       Covenants of the Company.............................................14
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         6.1        Stop-Orders...............................................14
                    -----------
         6.2        Listing...................................................15
                    -------
         6.3        Market Regulations........................................15
                    ------------------
         6.4        Reporting Requirements....................................15
                    ----------------------
         6.5        Use of Funds..............................................15
                    ------------
         6.6        Access to Facilities......................................15
                    --------------------
         6.7        Taxes.....................................................15
                    -----
         6.8        Insurance.................................................16
                    ---------
         6.9        Intellectual Property.....................................17
                    ---------------------
         6.10       Properties................................................17
                    ----------
         6.11       Confidentiality...........................................17
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         6.12       Required Approvals........................................17
                    ------------------
         6.13       Reissuance of Securities..................................18
                    ------------------------
         6.14       Opinion...................................................18
                    -------

7.       Covenants of the Purchaser...........................................18
         --------------------------
         7.1        Confidentiality...........................................18
                    ---------------
         7.2        Non-Public Information....................................18
                    ----------------------

8.       Covenants of the Company and Purchaser Regarding Indemnification.....18
         ----------------------------------------------------------------
         8.1        Company Indemnification...................................18
                    -----------------------
         8.2        Purchaser's Indemnification...............................19
                    ---------------------------
         8.3        Procedures................................................19
                    ----------

9.       Conversion of Convertible Note.......................................19
         ------------------------------
         9.1        Mechanics of Conversion...................................19
                    -----------------------
         9.2        Maximum Conversion........................................20
                    ------------------

10.      Registration Rights, Indemnification.................................21
         ------------------------------------
         10.1       Registration Rights Granted...............................21
                    ---------------------------
         10.2       Indemnification...........................................21
                    ---------------
         10.3       Offering Restrictions.....................................23
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11.      Miscellaneous........................................................23
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         11.1       Governing Law.............................................23
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         11.2       Survival..................................................23
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         11.3       Successors................................................23
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         11.4       Entire Agreement..........................................24
                    ----------------
         11.5       Severability..............................................24
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         11.6       Amendment and Waiver......................................24
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         11.7       Delays or Omissions.......................................24
                    -------------------
         11.8       Notices...................................................24
                    -------
         11.9       Attorneys' Fees...........................................25
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         11.10      Titles and Subtitles......................................25
                    --------------------
         11.11      Facsimile Signatures; Counterparts........................26
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         11.12      Broker's Fees.............................................26
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         11.13      Construction..............................................26
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                                LIST OF EXHIBITS

Form of Convertible Term Note.....................................     Exhibit A
Form of Warrant...................................................     Exhibit B
Form of Opinion...................................................     Exhibit C
Form of Escrow Agreement..........................................     Exhibit D




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                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made and entered into as of February 27, 2004, by and between PIPELINE DATA INC., a Delaware corporation (the "Company"), and Laurus Master Fund, Ltd., a Cayman Islands company (the "Purchaser").

                                    RECITALS

     WHEREAS, the Company has authorized the sale to the Purchaser of Convertible Term Note in the aggregate principal amount of Two Million Dollars ($2,000,000.00) (the "Note"), which Note is convertible into shares of the Company's common stock, $0.001 par value per share (the "Common Stock") at a fixed conversion price of $1.00 per share of Common Stock ("Fixed Conversion Price");

     WHEREAS, the Company wishes to issue a warrant to the Purchaser to purchase up to 500,000 shares of the Company's Common Stock in connection with Purchaser's purchase of the Note;

     WHEREAS, Purchaser desires to purchase the Note and Warrant on the terms and conditions set forth herein; and

     WHEREAS, the Company desires to issue and sell the Note and Warrant to Purchaser on the terms and conditions set forth herein.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Agreement to Sell and Purchase. Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 3), the Company agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, Note in the aggregate amount of $2,000,000 convertible in accordance with the terms thereof into shares of the Company's Common Stock in accordance with the terms of the Note and this Agreement. The Note purchased on the Closing Date shall be known as the "Offering." A form of the Note is annexed hereto as Exhibit A. The Note will have a Maturity Date thirty six (36) months from the date hereof. Collectively, the Note and Warrant (as defined in Section 2) and Common Stock issuable in payment of the Note, upon conversion of the Note and upon exercise of the Warrant are referred to as the "Securities."

     2. Fees; Warrant. On the Closing Date:


     (a) The Company will issue and deliver to the Purchaser a Warrant to purchase up to 500,000 shares of Common Stock in connection with the Offering (the "Warrant") pursuant to Section 1 hereof. The Warrant must be delivered on the Closing Date. A form of Warrant is annexed hereto as Exhibit B. All the representations, covenants, warranties, undertakings, and indemnification, and other rights made or granted to or for the benefit of the Purchaser by the Company are hereby also made and granted in respect of the Warrant and shares of the Company's Common Stock issuable upon exercise of the Warrant (the "Warrant Shares").

     (b) Subject to the terms of Section 2(d) below, the Company shall pay to Laurus Capital Management, LLC, manager of Purchaser a closing payment in an amount equal to $105,000. The foregoing fee is referred to herein as the "Closing Payment."

     (c) The Company shall reimburse the Purchaser for its reasonable legal fees for services rendered to the Purchaser in preparation of this Agreement and the Related Agreements (as hereinafter defined), and expenses in connection with the Purchaser's due diligence review of the Company and relevant matters. Total due diligence fees shall not exceed $17,500, excluding any costs related to required third-party appraisals or extraordinary due diligence as may be mutually agreed to by the Purchaser and the Company. Legal expenses shall be $22,000. Amounts required to be paid hereunder will be paid at the Closing.

     (d) The Closing Payment, legal fees and due diligence fees (net of deposits previously paid by the Company shall be paid at closing out of funds held pursuant to a Funds Escrow Agreement of even date herewith among the Company, Purchaser, and an Escrow Agent (the "Funds Escrow Agreement") and a disbursement letter (the "Disbursement Letter").

     3. Closing, Delivery and Payment.


     3.1 Closing. Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (the "Closing"), shall take place on the date hereof, at such time or place as the Company and Purchaser may mutually agree (such date is hereinafter referred to as the "Closing Date").

     3.2 Delivery. Pursuant to the Funds Escrow Agreement in the form attached hereto as Exhibit D, at the Closing on the Closing Date, the Company will deliver to the Purchaser, among other things, a Note in the form attached as Exhibit A representing the principal amount of $2,000,000 and a Warrant in the form attached as Exhibit B in the Purchaser's name representing 500,000 Warrant Shares and the Purchaser will deliver to the Company, among other things, the amounts set forth in the Disbursement Letter by certified funds or wire transfer.

     4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as of the date of this Agreement as set forth below which disclosures are supplemented by, and subject to the Company's filings under the Securities Exchange Act of 1934 (collectively, the "Exchange Act Filings"), copies of which have been provided to the Purchaser.

     4.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, and the Note and the Warrant to be issued in connection with this Agreement, the Security Agreement relating to the Note dated as of February 27, 2004 between the Company and the Purchaser, the Registration Rights Agreement relating to the Securities dated as of February 27, 2004 between the Company and the Purchaser and all other agreements referred to herein (collectively, the "Related Agreements"), to issue and sell the Note and the shares of Common Stock issuable upon conversion of the Note (the "Note Shares"), to issue and sell the Warrant and the Warrant Shares, and to carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

     4.2 Subsidiaries. The Company owns a majority of the issued and outstanding capital stock of SecurePay.com, ------------ Inc. and Northern Merchant Services, Inc. The Company does not own or control any equity security or other interest of any other corporation, limited partnership or other business entity.

4.3      Capitalization; Voting Rights.

     (a) The authorized capital stock of the Company, as of the date hereof consists of 100,000,000 shares, of which 95,000,000 are shares of Common Stock, par value $0.001 per share, 13,045,674 shares of which are issued and outstanding as of September 30, 2003, and 5,000,000 are shares of preferred stock, par value $0.001 per share of which 5,000 shares of Preferred Stock, par value $.001 per share are issued and outstanding.

     (b) Except as disclosed on Schedule 4.3, other than: (i) the shares reserved for issuance under the Company's stock option plans; (ii) shares which may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Except as disclosed on Schedule 4.3, neither the offer, issuance or sale of any of the Note or Warrant, or the issuance of any of the Note Shares or Warrant Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

     (c) All issued and outstanding shares of the Company's Common Stock: (i) have been duly authorized and validly issued and are fully paid and nonassessable; and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

     (d) The rights, preferences, privileges and restrictions of the shares of the Common Stock are as stated in the Company's Certificate of Incorporation (the "Charter"). The Note Shares and Warrant Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Company's Charter, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

     4.4 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers and directors necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder at the Closing and, the authorization, sale, issuance and delivery of the Note and Warrant has been taken or will be taken prior to the Closing. The Agreement and the Related Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of the Company enforceable in accordance with their terms, except:

     (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

     (b) general principles of equity that restrict the availability of equitable or legal remedies.

The sale of the Note and the subsequent conversion of the Note into Note Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The issuance of the Warrant and the subsequent exercise of the Warrant for Warrant Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

     4.5 Liabilities. The Company, to the best of its knowledge, has no material contingent liabilities, except current liabilities incurred in the ordinary course of business and liabilities disclosed in any Securities Act or Exchange Act Filings.

     4.6 Agreements; Action. Except as set forth on Schedule 4.6 or as disclosed in any Exchange Act Filings:


     (a) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve: (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $50,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business); or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of "off the shelf" or other standard products) (except in the case of that certain suit in the United States District Court of Arizona by Net MoneyIn, Inc. (Plaintiff) v. Melon Financial Corp. et al., (defendants) (case no CV-01-401-TUC-RCC); or (iii) provisions restricting the development, manufacture or distribution of the Company's products or services; or (iv) indemnification by the Company with respect to infringements of proprietary rights.

     (b) Since September 30, 2003, the Company has not: (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) incurred any indebtedness for money borrowed or any other liabilities (other than ordinary course obligations) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate; (iii) made any loans or advances to any person not in excess, individually or in the aggregate, of $100,000, other than ordinary advances for travel expenses; or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

     (c) For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

     4.7 Obligations to Related Parties. Except as set forth on Schedule 4.7, there are no obligations of the Company to officers, directors, stockholders or employees of the Company other than:

     (a)  for payment of salary for services rendered and for bonus payments;

     (b) reimbursement for reasonable expenses incurred on behalf of the Company;

     (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company); and

     (d) obligations listed in the Company's financial statements or disclosed in any of its Exchange Act Filings.

Except as described above, or in the case of Kevin Weller's loan from the Company in the amount of $85,000, which loan shall be repaid upon the Closing as an initial draw down from this loan facility or set forth on Schedule 4.7, none of the officers, directors or, to the best of the Company's knowledge, key employees or stockholders of the Company or any members of their immediate families, are indebted to the Company, individually or in the aggregate, in excess of $50,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company and no agreements, understandings or proposed transactions are contemplated between the Company and any such person. Except as set forth on Schedule 4.7, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     4.8 Changes. Since September 30, 2003, except as disclosed in any Security Act or Exchange Act Filing or in any Schedule to this Agreement or to any of the Related Agreements, there has not been:

     (a) Any change in the assets, liabilities, financial condition, prospects or operations of the Company, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is reasonably expected to have a material adverse effect on such assets, liabilities, financial condition, prospects or operations of the Company;

     (b) Any resignation or termination of any officer, key employee or group of employees of the Company;

     (c) Any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

     (d)  Any damage,  destruction or loss, whether or not covered by insurance,
          materially  and  adversely  affecting  the  properties,   business  or
          prospects or financial condition of the Company;

     (e) Any waiver by the Company of a valuable right or of a material debt owed to it;

     (f) Any direct or indirect material loans made by the Company to any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

     (g) Any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

     (h) Any declaration or payment of any dividend or other distribution of the assets of the Company;

     (i)  Any labor organization activity related to the Company;

     (j) Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

     (k)  Any  sale,   assignment  or  transfer  of  any  patents,   trademarks,
          copyrights, trade secrets or other intangible assets;

     (l) Any change in any material agreement to which the Company is a party or by which it is bound which may materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company;

     (m) Any other event or condition of any character that, either individually or cumulatively, has or may materially and adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company; or

     (n) Any arrangement or commitment by the Company to do any of the acts described in subsection (a) through (m) above.

     4.9 Title to  Properties  and Assets;  Liens,  Etc.  Except as set forth on
Schedule 4.9, the Company has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than:

     (a)  those resulting from taxes which have not yet become delinquent;

     (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; and

     (c)  those that have otherwise arisen in the ordinary course of business.

All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. Except as set forth on Schedule 4.9, the Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

     4.10 Intellectual Property.


     (a) The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and to the Company's knowledge as presently proposed to be conducted (the "Intellectual Property"), without any known infringement of the rights of others (except in the case of that certain suit in the United States District Court of Arizona by Net MoneyIn, Inc. (Plaintiff) v. Melon Financial Corp. et al., (defendants) (case no CV-01-401-TUC-RCC). There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

     (b) The Company has not received any communications alleging that the Company has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company aware of any basis therefor (except in the case of that certain suit in the United States District Court of Arizona by Net MoneyIn, Inc. (Plaintiff) v. Melon Financial Corp. et al., (defendants) (case no CV-01-401-TUC-RCC).

     (c) The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been rightfully assigned to the Company.

     4.11 Compliance with Other Instruments. Except as set forth on Schedule 4.11, the Company is not in violation or default of any term of its Charter or Bylaws, or of any material provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order or writ. The execution, delivery and performance of and compliance with this Agreement and the Related Agreements to which it is a party, and the issuance and sale of the Note by the Company and the other Securities by the Company each pursuant hereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

     4.12 Litigation. Except as set forth on Schedule 4.12 hereto, there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that prevents the Company to enter into this Agreement or the Related Agreements, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for any of the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

     4.13 Tax Returns and Payments. The Company has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Company's knowledge all other taxes due and payable by the Company on or before the Closing, have been paid or will be paid prior to the time they become delinquent. Except as set forth on Schedule 4.13, the Company has not been advised:

     (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof; or

     (b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes.

The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

     4.14 Employees. Except as set forth on Schedule 4.14, the Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. Except as disclosed in the Exchange Act Filings or on Schedule 4.14, the Company is not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company. The Company has not received any notice alleging that any such violation has occurred. Except for employees who have a current effective employment agreement with the Company, no employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. Except as set forth on Schedule 4.14, the Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of employees.

     4.15 Registration Rights and Voting Rights. Except as set forth on Schedule
4.15 and except as disclosed in Securities Act or Exchange Act Filings, the Company is presently not under any obligation, and has not granted any rights, to register any of the Company's presently outstanding securities or any of its securities that may hereafter be issued. Except as set forth on Schedule 4.15 and except as disclosed in Securities Act or Exchange Act Filings, to the Company's knowledge, no stockholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

     4.16 Compliance with Laws; Permits. Except as set forth on Schedule 4.16, to its knowledge, the Company is not in violation in any material respect of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of any of the Securities, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Company has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would materially and adversely affect the business, properties, prospects or financial condition of the Company.

     4.17 Environmental and Safety Laws. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. Except as set forth on Schedule 4.17, no Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or, to the Company's knowledge, by any other person or entity on any property owned, leased or used by the Company. For the purposes of the preceding sentence, "Hazardous Materials" shall mean:

     (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; or

     (b)  any petroleum products or nuclear materials.

     4.18 Valid Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

     4.19 Full Disclosure. The Company has provided the Purchaser with all information requested by the Purchaser in connection with its decision to purchase the Note and Warrant, including all information the Company believes is reasonably necessary to make such investment decision. Neither this Agreement, the exhibits and schedules hereto, the Related Agreements nor any other document delivered by the Company to Purchaser or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, to the best of our knowledge contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to the Purchaser by the Company were based on the Company's experience in the industry and on assumptions of fact and opinion as to future events which the Company, at the date of the issuance of such projections or estimates, believed to be reasonable.

     4.20 Insurance. The Company has general commercial, product liability, fire and casualty insurance policies with coverages which the Company believes are customary for companies similarly situated to the Company in the same or similar business.

     4.21 SEC Reports. Except as set forth on Schedule 4.21, the Company has filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act. The Company has furnished the Purchaser with copies of: (i) its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002; and (ii) its Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, 2003, June 30, 2003 and September 30, 2003, and the Form 8-K filings which it has made during 2003 to date (collectively, the "SEC Reports"). Except as set forth on Schedule 4.21, each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.22 Listing. The Company's Common Stock, Class A Warrants and Class B Warrants (collectively, the "Traded Securities") are all listed for trading on the National Association of Securities Dealers, Inc. Over the Counter Bulletin Board ("NASD OTCBB") and each of the Traded Securities satisfies all requirements for the continuation of such listings. The Company has not received any notice that any of its Traded Securities will be delisted from NASD OTCBB or that any of its Traded Securities do not meet all requirements for listing.

     4.23  No  Integrated  Offering.   Neither  the  Company,  nor  any  of  its
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

     4.24 Stop Transfer. The Securities are restricted securities as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available, except as required by state and federal securities laws.

     4.25 Dilution. The Company specifically acknowledges that its obligation to issue the shares of Common Stock upon conversion of the Note and exercise of the Warrant is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

     4.26 Patriot Act. If the Company is a corporation, trust, partnership, limited liability Purchaser or other organization, the Company certifies that, to the best of Company's knowledge, the Company has not been designated, and is not owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. The Company hereby acknowledges that the Purchaser seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Company hereby represents, warrants and agrees that: (i) none of the cash or property that the Company will pay or will contribute to the Purchaser has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Company to the Purchaser, to the extent that they are within the Company's control shall cause the Purchaser to be in violation of the United States Bank Secrecy Act, the United States International Money
Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Company shall promptly notify the Purchaser if any of these representations ceases to be true and accurate regarding the Company. The Company agrees to provide the Purchaser any additional information regarding the Company that the Purchaser deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The Company understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the Purchaser may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of the Company's investment in the Purchaser. The Company further understands that the Purchaser may release confidential information about the Company and, if applicable, any underlying beneficial owners, to proper authorities if the Purchaser, in its sole discretion, determines that it is in the best interests of the Purchaser in light of relevant rules and regulations under the laws set forth in subsection
(ii) above.

     5. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement)

     5.1 No Shorting. The Purchaser or any of its affiliates and investment partners has not, will not and will not cause any person or entity, directly or indirectly, to engage in "short sales" of the Company's Traded Securities or any other hedging strategies as long as the Note shall be outstanding.

     5.2 Requisite Power and Authority. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All corporate action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except:

          (a)  as limited by applicable bankruptcy, insolvency,  reorganization,
               moratorium  or  other  laws  of  general  application   affecting
               enforcement of creditors' rights; and

          (b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

     5.3 Investment Representations. Purchaser understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement, including, without limitation, that the Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser confirms that it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Note and the Warrant to be purchased by it under this Agreement and the Note Shares and the Warrant Shares acquired by it upon the conversion of the Note and the exercise of the Warrant, respectively. The Purchaser further confirms that it has had an opportunity to ask questions and receive answers from the Company regarding the Company's business, management and financial affairs and the terms and conditions of the Offering, the Note, the Warrant and the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

     5.4 Purchaser Bears Economic Risk. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment until the Securities are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale.

     5.5 Acquisition for Own Account. Purchaser is acquiring the Note and Warrant and the Note Shares and the Warrant Shares for Purchaser's own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

     5.6 Purchaser Can Protect Its Interest. Purchaser represents that by reason of its, or of its management's, business and financial experience, Purchaser has the capacity to evaluate the merits and risks of its investment in the Note, the Warrant and the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement, and the Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Related Agreements.

     5.7 Accredited Investor. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

     5.8 Legends.

          (a)  The Note shall bear substantially the following legend:

          "THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS. THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR SUCH SHARES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO PIPELINE DATA INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

          (b) The Note Shares and the Warrant Shares, if not issued by DWAC system (as hereinafter defined), shall bear a legend which shall be in substantially the following form until such shares are covered by an effective registration statement filed with the
               SEC:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE,
          PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO PIPELINE DATA INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

          (c)  The Warrant shall bear substantially the following legend:

          "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO PIPELINE DATA INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

     6. Covenants of the Company. The Company covenants and agrees with the Purchaser as follows:


     6.1 Stop-Orders. The Company will advise the Purchaser, promptly after it receives notice of issuance by the Securities and Exchange Commission (the "SEC"), any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

     6.2 Listing. The Company shall promptly secure the listing of the shares of Common Stock issuable upon conversion of the Note and upon the exercise of the Warrant on the NASD OTCBB (the "Principal Market") upon which shares of Common Stock are listed (subject to official notice of issuance) and shall maintain such listing so long as any other shares of Common Stock shall be so listed. The Company will maintain the listing of its Common Stock on the Principal Market, and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

     6.3 Market Regulations. The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to Purchaser and promptly provide copies thereof to Purchaser.

     6.4 Reporting Requirements. The Company will timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination.

     6.5 Use of Funds. The Company agrees that it will use the proceeds of the sale of the Note and Warrant for debt reduction and working capital purposes only.

     6.6 Access to Facilities. The Company will permit any representatives designated by the Purchaser (or any successor of the Purchaser), upon reasonable notice and during normal business hours, at such person's expense and accompanied by a representative of the Company, to:

          (a)  visit and inspect any of the properties of the Company;

          (b) examine the corporate and financial records of the Company (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom; and

          (c) discuss the affairs, finances and accounts of the Company with the directors, officers and independent accountants of the Company.

          Notwithstanding the foregoing, the Company will not provide any material, non-public information to the Purchaser unless the Purchaser signs a confidentiality agreement and otherwise complies with Regulation FD, under the federal securities laws.

     6.7 Taxes. The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

     6.8 Insurance. The Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as the Company; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which the Company reasonably believes is customary for companies in similar business similarly situated as the Company and to the extent available on commercially reasonable terms. The Company and each of its subsidiaries set forth in Section 4.2 hereof (the "Subsidiaries") will jointly and severally bear the full risk of loss from any loss of any nature whatsoever with respect to the assets pledged to the Purchaser as security for its obligations hereunder and under the Related Agreements. At the Company's own cost and expense in amounts and with carriers reasonably acceptable to Purchaser, the Company and each of the Subsidiaries shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Company's or the respective Subsidiary's including business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to the Company's or the Subsidiaries' insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of the Company either directly or through governmental authority to draw upon such funds or to direct generally the disposition of such assets; (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which the Company or the Subsidiaries are engaged in business; and (v) furnish Purchaser with (x) copies of all policies and evidence of the maintenance of such policies at least thirty (30) days before any expiration date, (y) excepting the Company's workers' compensation policy, endorsements to such policies naming Purchaser as "co-insured" or "additional insured" and appropriate loss payable endorsements in form and substance satisfactory to Purchaser, naming Purchaser as loss payee within five
          (5) days after Closing, and (z) evidence that as to Purchaser the insurance coverage shall not be impaired or invalidated by any act or neglect of the Company or any of its Subsidiaries and the insurer will provide Purchaser with at least thirty (30) days notice prior to cancellation. The Company and each of its Subsidiaries shall instruct the insurance carriers that in the event of any loss thereunder, the carriers shall make payment for such loss to the Company and/or any of the Subsidiaries and Purchaser jointly. In the event that as of the date of receipt of each loss recovery upon any such insurance, the Purchaser has not declared an event of default with respect to this Agreement or any of the Related Agreements, then the Company shall be permitted to direct the application of such loss recovery proceeds toward investment in property, plant and equipment that would comprise "Collateral" secured by Purchaser's security interest pursuant to its security agreement, with any surplus funds to be applied toward payment of the obligations of the Company to Purchaser. In the event that Purchaser has properly declared an event of default with respect to this Agreement or any of the Related Agreements, then all loss recoveries received by Purchaser upon any such insurance thereafter may be applied to the obligations of the Company hereunder and under the Related Agreements, in such order as the Purchaser may determine. Any surplus (following satisfaction of all Company obligations to Purchaser) shall be paid by Purchaser to the Company or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Company or any of the Subsidiaries, as applicable, to Purchaser, on demand.

     6.9 Intellectual Property. The Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

     6.10 Properties. The Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a material adverse effect.

     6.11 Confidentiality. Neither the Company nor the Purchaser shall disclose, and shall not include in any public announcement, the name of either party unless expressly agreed to by both parties or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. The Company may disclose Purchaser's identity and the terms of this Agreement to its current and prospective debt and equity financing sources.

     6.12 Required Approvals. For so long as fifty percent (50%) of the aggregate principal amount of the Note is outstanding, the Company, without the prior written consent of the Purchaser, shall not:

          (a) directly or indirectly declare or pay any dividends, other than dividends with respect to its preferred stock;

          (b)  liquidate, dissolve or effect a material reorganization;

          (c) become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict the Company's right to perform the provisions of this Agreement or any of the agreements contemplated thereby;

          (d) materially alter or change the scope of the business of the Company;

          (e) create, incur, assume or suffer to exist any indebtedness (exclusive of trade debt and debt incurred to finance the purchase of equipment (not in excess of ten percent (10%) per annum of the Company's assets) whether secured or unsecured other than the Company's indebtedness to Laurus and as set forth on
               Schedule 6.12(e) attached hereto and made a part hereof or any refinancings or replacements thereof or any debt incurred in connection with the purchase of assets or in connection with operating lines of credit as necessary to operate such assets, or any refinancings or replacements thereof; (ii) cancel any debt owing to it in excess of $50,000 in the aggregate during any 12 month period; (iii) assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except the endorsement of negotiable instruments by a Company for deposit or collection or similar transactions in the ordinary course of business or guarantees provided to any of the lenders set forth in subparagraph (i) immediately above.

     6.13 Reissuance of Securities. The Company agrees to reissue certificates representing the Securities without the legends set forth in Section
          5.7 above at such time as:

          (a) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Securities Act; or

          (b) upon resale subject to an effective registration statement after such Securities are registered under the Securities Act.

The Company agrees to cooperate with the Purchaser in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive reasonably requested representations from the selling Purchaser and broker, if any.

     6.14 Opinion. On the Closing Date, the Company will deliver to the Purchaser an opinion in the form attached hereto as Exhibit C. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the conversion of the Note and exercise of the Warrant.

     6.15 Customer Notification Form. In the event of a default of the Secured Convertible Term Note, the Company will execute and deliver the Customer Notification letter in the Form attached as Exhibit E.

     7. Covenants of the Purchaser. The Purchaser covenants and agrees with the Company as follows:

     7.1 Confidentiality. The Purchaser agrees that it will not disclose, and will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

     7.2 Non-Public Information. The Purchaser agrees not to effect any sales in the shares of the Company's Common Stock while in possession of material, non-public information regarding the Company if such sales would violate applicable securities law.

     8. Covenants of the Company and Purchaser Regarding Indemnification.

     8.1 Company Indemnification. The Company agrees to indemnify, hold harmless, reimburse and defend Purchaser, each of Purchaser's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which results, arises out of or is based upon: (i) any misrepresentation by Company or breach of any warranty by Company in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement; or
          (ii) any breach or default in performance by Company of any covenant or undertaking to be performed by Company hereunder, or any other agreement entered into by the Company and Purchaser relating hereto.

     8.2 Purchaser's Indemnification. Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon: (i) any misrepresentation by Purchaser or breach of any warranty by Purchaser in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement; or (ii) any breach or default in performance by Purchaser of any covenant or undertaking to be performed by Purchaser hereunder, or any other agreement entered into by the Company and Purchaser relating hereto.

     8.3 Procedures. The procedures and limitations set forth in Section 10.2(c) and (d) shall apply to the indemnifications set forth in Sections 8.1 and 8.2 above.

     9. Conversion of Convertible Note.


     9.1  Mechanics of Conversion.

          (a) Provided the Purchaser has notified the Company of the Purchaser's intention to sell the Note Shares and the Note Shares are included in an effective registration statement or are otherwise exempt from registration when sold: (i) Upon the conversion of the Note or part thereof, the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the Company's transfer agent shall issue shares of the Company's Common Stock in the name of the Purchaser (or its nominee) or such other persons as designated by the Purchaser in accordance with Section 9.1(b) hereof and in such denominations to be specified representing the number of Note Shares issuable upon such conversion; and (ii) The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that after the Effectiveness Date (as defined in the Registration Rights Agreement) the Note Shares issued will be freely transferable subject to the prospectus delivery requirements of the Securities Act and the provisions of this Agreement, and will not contain a legend restricting the resale or transferability of the Note Shares.

          (b) Purchaser will give notice of its decision to exercise its right to convert the Note or part thereof by telecopying or otherwise delivering an executed and completed notice of the number of shares to be converted to the Company (the "Notice of Conversion"). The Purchaser will not be required to surrender the Note until the Purchaser receives a credit to the account of the Purchaser's prime broker through the DWAC system (as defined below), representing the Note Shares or until the Note has been fully satisfied. Each date on which a Notice of Conversion is telecopied or delivered to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." Pursuant to the terms of the Notice of Conversion, the Borrower will use its best efforts to issue instructions to the transfer agent accompanied by an opinion of counsel within one (1) business day of the date of the delivery to Borrower of the Notice of Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Purchaser's prime broker with the Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system within three (3) business days after receipt by the Company of the Notice of Conversion (the "Delivery Date").

          (c) The Company understands that a delay in the delivery of the Note Shares in the form required pursuant to Section 9 hereof beyond the Delivery Date could result in economic loss to the Purchaser. In the event that the Company fails to direct its transfer agent to deliver the Note Shares to the Purchaser via the DWAC system within the time frame set forth in Section 9.1(b) above and the Note Shares are not delivered to the Purchaser by the Delivery Date, as compensation to the Purchaser for such loss, the Company agrees to pay late payments to the Purchaser for late issuance of the Note Shares in the form required pursuant to Section 9 hereof upon conversion of the Note in the amount equal to the greater of: (i) $250 per business day after the Delivery Date; or (ii) the Purchaser's actual damages from such delayed delivery. Notwithstanding the foregoing, the Company will not owe the Purchaser any late payments if the delay in the delivery of the Note Shares beyond the Delivery Date is solely out of the control of the Company and the Company is actively trying to cure the cause of the delay. The Company shall pay any payments incurred under this Section in immediately available funds upon demand and, in the case of actual damages, accompanied by reasonable documentation of the amount of such damages. Such documentation shall show the number of shares of Common Stock the Purchaser is forced to purchase (in an open market transaction) which the Purchaser anticipated receiving upon such conversion, and shall be calculated as the amount by which (A) the Purchaser's total purchase price (including customary brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note, for which such Conversion Notice was not timely honored.

               Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum amount permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to a Purchaser and thus refunded to the Company.

          9.2 Maximum Conversion. The Purchaser shall not be entitled to convert on a Conversion Date, that amount of a Note in connection with that number of shares of Common Stock which would be (a) in excess of the sum of: (i) the number of shares of Common Stock beneficially owned by the Purchaser on a Conversion Date; and
               (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this proviso is being made on a Conversion Date, which would result in beneficial ownership by the Purchaser of more than 4.99% of the outstanding shares of Common Stock of the Company on such Conversion Date and (b) (ii) exceed twenty five percent (25%) of the aggregate dollar trading volume of the Common Stock for the ten (10) day trading period immediately preceding delivery of a Notice of Conversion to the Borrower. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. Upon an Event of Default under a Note, the conversion limitation in this
               Section 9.2 shall become null and void.

     10. Registration Rights, Indemnification.

          10.1 Registration Rights Granted. The Company hereby grants registration rights to the Purchaser pursuant to a Registration Rights Agreement dated as of even date herewith between the Company and the Purchaser.

          10.2 Indemnification. (a) In the event of a registration of any Registrable Securities under the Securities Act pursuant to the Registration Rights Agreement, the Company will indemnify and hold harmless the Purchaser, and its officers, directors and each other person, if any, who controls the Purchaser within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Purchaser, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant to the Registration Rights Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Purchaser, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Purchaser or any such person in writing specifically for use in any such document.

          (b) In the event of a registration of the Registrable Securities under the Securities Act pursuant to the Registration Rights Agreement, the Purchaser will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant to the Registration Rights Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Purchaser will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of the Purchaser specifically for use in any such document.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10.2(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 10.2(c) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10.2(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; if the indemnified party retains its own counsel, then the indemnified party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either: (i) the Purchaser, or any controlling person of the Purchaser, makes a claim for indemnification pursuant to this
               Section 10.2 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10.2 provides for indemnification in such case; or (ii) contribution under the Securities Act may be required on the part of the Purchaser or controlling person of the Purchaser in circumstances for which indemnification is provided under this Section 10.2; then, and in each such case, the Company and the Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Purchaser is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (A) the Purchaser will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10 of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          10.3 Offering Restrictions. Except as previously disclosed in the SEC Reports or in the Exchange Act Filings, or stock or stock options granted to employees or directors of the Company; or shares of preferred stock issued to pay dividends in respect of the Company's preferred stock; or equity or debt issued in connection with an acquisition of a business or assets by the Company; or the issuance by the Company of stock in connection with the establishment of a joint venture partnership or licensing arrangement (these exceptions hereinafter referred to as the "Excepted Issuances"), the Company will not issue any securities with a continuously variable/floating conversion feature which are or could be (by conversion or registration) free-trading securities (i.e. common stock subject to a registration statement) prior to the full repayment or conversion of the Note (the "Exclusion Period").

     11. Miscellaneous.


          11.1 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION BROUGHT BY EITHER PARTY AGAINST THE OTHER CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK. BOTH PARTIES AND THE INDIVIDUALS EXECUTING THIS AGREEMENT AND OTHER AGREEMENTS ON BEHALF OF THE COMPANY AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY. IN THE EVENT THAT ANY PROVISION OF THIS AGREEMENT OR ANY OTHER AGREEMENT DELIVERED IN CONNECTION HEREWITH IS INVALID OR UNENFORCEABLE UNDER ANY APPLICABLE STATUTE OR RULE OF LAW, THEN SUCH PROVISION SHALL BE DEEMED INOPERATIVE TO THE EXTENT THAT IT MAY CONFLICT THEREWITH AND SHALL BE DEEMED MODIFIED TO CONFORM WITH SUCH STATUTE OR RULE OF LAW. ANY SUCH PROVISION WHICH MAY PROVE INVALID OR UNENFORCEABLE UNDER ANY LAW SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF ANY AGREEMENT.

          11.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

          11.3 Successors. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time, other than the holders of Common Stock which has been sold by the Purchaser pursuant to Rule 144 or an effective registration statement. Purchaser may not assign its rights hereunder to a competitor of the Company.

          11.4 Entire Agreement. This Agreement, the exhibits and schedules hereto, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

          11.5 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          11.6 Amendment and Waiver.


               (a) This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

               (b) The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of the Purchaser.

               (c) The obligations of the Purchaser and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

          11.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement, the Note or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

          11.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

               (a)  upon personal delivery to the party to be notified;

               (b) only as to conversion notices, when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, with the original of such notice to be sent through a reputable national overnight courier to arrive the next day;

               (c)  three (3) business days after having been sent by registered
                    or  certified  mail,  return  receipt   requested,   postage
                    prepaid; or

               (d)  one (1)  day  after  deposit  with a  nationally  recognized
                    overnight  courier,   specifying  next  day  delivery,  with
                    written verification of receipt.

               All communications shall be sent as follows:

                    If to the Company, to:

                          PIPELINE DATA INC.
                          12 West Main Street,
                          Brasher Falls, New York 13613
                          Attention: Donald Gruneisen, Chief Financial Officer
                          Facsimile: (315) 389-5363

                                             with a copy to:

                           811 Dorset West Road
                           Dorset, Vermont 05251
                           Attention: Sheila Corvino, Esq.
                           Facsimile: (802) 867-2468

                    If to the Purchaser, to:

                           Laurus Master Fund, Ltd.
                           c/o Ironshore Corporate Services ltd.
                           P.O. Box 1234 G.T.
                           Queensgate House, South Church Street
                           Grand Cayman, Cayman Islands
                           Facsimile: (345) 949-9877

                                             with a copy to:

                           John E. Tucker, Esq.
                           825 Third Avenue 14th Floor
                           New York, NY 10022
                           Facsimile: (212) 541-4434

               or at such other address as the Company or the Purchaser may designate by written notice to the other parties hereto given in accordance herewith.

          11.9 Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          11.10Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          11.11Facsimile  Signatures;   Counterparts.   This  Agreement  may  be
               executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          11.12Broker's  Fees.  Except as set forth on  Schedule  11.12  hereof,
               Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 11.12 being untrue.

          11.13Construction.  Each  party  acknowledges  that its legal  counsel participated in the preparation of this Agreement and the Related Agreements and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.



             [the remainder of this page is intentionally left blank

     IN WITNESS WHEREOF, the parties hereto have executed the SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                PURCHASER:

PIPELINE DATA INC.                      LAURUS MASTER FUND, LTD.


By:                                     By:
       -----------------------             -------------------------
       -----------------------             -------------------------
Name:                                   Name:
       ----------------------              -------------------------
       ----------------------              -------------------------
Title:                                  Title:
       ----------------------              -------------------------

                                       A-1
                                    EXHIBIT A

                            FORM OF CONVERTIBLE NOTE

                                    EXHIBIT B

                                 FORM OF WARRANT

                                    EXHIBIT C

                                 FORM OF OPINION

     1........The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted.

     2........The  Company has the  requisite  corporate  power and authority to execute, deliver and perform its obligations under the Agreement and Related Agreements. All corporate action on the part of the Company and its officers, directors and stockholders necessary has been taken for: (i) the authorization of the Agreement and Related Agreements and the performance of all obligations of the Company thereunder at the Closing; and (ii) the authorization, sale, issuance and delivery of the Securities pursuant to the Agreement and the Related Agreements. The Note Shares and the Warrant Shares, when issued pursuant to and in accordance with the terms of the Agreement and the Related Documents and upon delivery shall be validly issued and outstanding, fully paid and non assessable.

     3........The execution, delivery and performance of the Agreement, the Note or the Related Agreements by the Company and the consummation of the transactions on its part contemplated by any thereof, will not, with or without the giving of notice or the passage of time or both:

          (a)  Violate the  provisions  of the Charter or bylaws of the Company;
               or

          (b) To the best of such counsel's knowledge, violate any judgment, decree, order or award of any court binding upon the Company.

     4........The  Agreement and Related  Agreements will constitute,  valid and legally binding obligations of the Company, and are enforceable against the Company in accordance with their respective terms, except:

          (a)  as limited by applicable bankruptcy, insolvency,  reorganization,
               moratorium  or  other  laws  of  general  application   affecting
               enforcement of creditors' rights; and

          (b) general principles of equity that restrict the availability of equitable or legal remedies.

     5........To  such  counsel's  knowledge,  the  sale  of the  Note  and  the subsequent conversion of the Note into Note Shares are not subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. To such counsel's knowledge, the sale of the Warrant and the subsequent exercise of the Warrant for Warrant Shares are not subject to any preemptive rights or, to such counsel's knowledge, rights of first refusal that have not been properly waived or complied with.

     6........Assuming the accuracy of the representations and warranties of the
Purchaser contained in the Agreement, the offer, sale and issuance of the Securities on the Closing Date will be exempt from the registration requirements of the Securities Act. To such counsel's knowledge, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy and security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions.

     7........There is no action, suit,  proceeding or investigation pending or, to such counsel's knowledge, currently threatened against the Company that prevents the right of the Company to enter into this Agreement or any of the Related Agreements, or to consummate the transactions contemplated thereby. To such counsel's knowledge, the Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality; nor is there any action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

     8........The  UCC-1  Financing  Statement  naming the Company as debtor and
Laurus as secured party is in proper form for filing and assuming that such UCC-1 Financing Statement has been filed with the Secretary of State of Delaware, the security interest created under the Security Agreement will constitute a perfected security interest under the Uniform Commercial Code in favor of Laurus.

                                       D-3
                                    exhibit d

                            FORM OF ESCROW AGREEMENT

                                  Schedule 4.3



                    outstanding options, warrants and rights



1. 3,000,000 shares of Common Stock issuable to Kevin and Nancy Weller upon conversion of shares of Preferred Stock issued to them in connection with the acquisition of Northern Merchants, Inc.

2. 100,000 shares of Common Stock issuable to Kevin Weller upon execution of this agreement.

3. 14,286 shares of Common Stock per month issuable to Sheila Corvino in lieu of $5,000 monthly cash compensation.

4. Common Shares issuable pursuant to Convertible Notes as set forth in Securities Act filings, some of the holders of which have made the investment decision to convert at the beginning of this year. These convertible notes are convertible into unregistered shares of the Company.

5. Up to 5,500,000 Common Shares issuable to members of SecurePay in the event certain milestones are met and as disclosed on Schedule 7(b) to the Registration Rights Agreement that forms a part of these deal documents.

6. Up to 3,000,000 Common Shares issuable to members of NMS in the event certain milestones are met and as disclosed on Schedule 7(b) to the Registration Rights Agreement that forms a part of these deal documents.

7. Up to 280,000 options issuable to Lane Gordon as Investor Relations Coordinator.

8.   Rights  to Cash and  Stock by  GunAllen  Financial,  Inc.  as set  forth in
     Schedule 11.12 hereto.

9.   Class A Warrants to purchase 785,210 shares of Common Stock.

10.  Class B Warrants to purchase 971,233 shares of Common Stock.

                                  Schedule 4.13


     There is an outstanding tax liability of approximately $30,000 due to the Internal Revenue Service from Kevin and Nancy Weller, the liability for which Pipeline Data acquired pursuant to the acquisition of NMS.

                                  Schedule 4.14



                                    EMployees

     Each of SecurePay and NMS have entered into have standard independent contractor contracts affording us rights regarding competition and accrual payments that they may convert into employment contracts as these people have more of the indicia of employees than of independent contractors.

                                  SCHEDULE 4.15

                        Piggyback rights on Registrations



     The following persons have been awarded piggyback registration rights:

Name                       Description

Kevin Weller      600,000 common shares

                    Together with Nancy Weller, that number of common shares into which an aggregate of 3,000 shares of preferred shares are convertible (3,000,000 common shares).

                    Up to 3,000,000 common shares (if issued pursuant to milestones)

Nancy Weller      500,000 common shares

Phil Chait        100,000 common shares

MacAllister Smith 749,496 common shares

                  100,000 common shares

                  2,987,512 common shares (if issued pursuant to milestones)

Chasm Holdings    4,118,545 common shares

                  1,100,000 common shares  (if issued pursuant to milestones)

G.Anthony Reynolds1,100,000 common shares

                  1,000,000 common shares  (if issued pursuant to milestones)

Lane Gordon       up to 280,000 shares
                     (if issued as investor relations representative)

Jody Latimer      201,256 common shares  (if issued pursuant to milestones)

Bob Rochleau      46,233 common shares

                  201,256 common shares  (if issued pursuant to milestones)


Kent Stiritz      184,200  common shares

Chris Swift       247,750 common shares

                  988,504 common shares  (if issued pursuant to milestones)

Bethzy Rosario    2,694 common shares

                  10,736 common shares  (if issued pursuant to milestones)

Nancy Ganzel      2,694 common shares

                  10,736 common shares  (if issued pursuant to milestones)

David Grimes      2,155 common shares

Jack Rubinstein   100,000 common shares

Fali Rubinstein   160,000 common shares

Sheila Corvino    150,000 common shares


Note:  GunAllen  Financial,  Inc. piggyback  registration rights as set forth in
Schedule 11.12 hereto.

                                Schedule 6.12(e)



                         DEBT INCURRENCE AND FORGIVENESS



            Convertible Notes as set forth in Securities Act filings.

                                 Schedule 11.12



                                  BROKERS' FEES



The following finder's fee is due and payable to GunnAllen Financial, Inc.:



3% Cash 2% Stock on first million dollars raised,

2% Cash 2% Stock on second million dollars raised,

1. 5% Cash 1.5% Stock on third million dollars raised,

1% Cash 1% Stock on fourth million dollars raised, and

1% Cash thereafter.



Note: Stock is subject to piggyback registration rights.